Exhibit 99.1


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                                           Anthracite Capital, Inc. and Subsidiaries
                                   Consolidated Statements of Financial Condition (Unaudited)
                                             (in thousands, except per share data)
----------------------------------------------------------------------------------------------------------------------------------
                                                                            December 31, 2004           December 31, 2003
                                                                            -----------------           -----------------

ASSETS
Cash and cash equivalents                                                   $23,755                          $20,805
Restricted cash equivalents                                                  19,680                           12,845
Residential mortgage-backed securities                                      372,071                          726,717
                                                                     ---------------                   --------------
    Cash and RMBS                                                                         415,506                         760,367
Commercial mortgage loan pools                                                          1,312,045                               -
Commercial real estate securities                                                       1,623,939                       1,393,010
Commercial real estate loans                                                              329,930                          97,984
                                                                                    --------------                   -------------
    Total commercial real estate                                                        3,265,914                       1,490,994
Receivable for investments sold                                                                 -                          99,056
Other assets                                                                               47,714                          48,429
                                                                                    --------------                   -------------
     Total Assets                                                                      $3,729,134                      $2,398,846
                                                                                    ==============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities            $356,451                         $670,874
    Secured by pledge of commercial real estate securities                  305,526                          444,987
    Secured by pledge of commercial mortgage loan pools                         773                                -
    Secured by pledge of commercial real estate loans                       141,601                           22,710
                                                                     ---------------                   --------------
    Total short term borrowings                                                           804,351                       1,138,571
Long term borrowings:
    Collateralized debt obligations                                       1,067,967                          684,970
    Secured by pledge of commercial mortgage loan pools                   1,294,058                                -
                                                                     ---------------                   --------------
    Total long term borrowings                                                          2,362,025                         684,970
                                                                                    --------------                   -------------
Total borrowings                                                                        3,166,376                       1,823,541
Securities sold, not yet settled                                                                -                          99,551
Distributions payable                                                                      15,819                          14,749
Other liabilities                                                                          33,201                          43,575
                                                                                    --------------                   -------------
     Total Liabilities                                                                  3,215,396                       1,981,416
                                                                                    --------------                   -------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized;
     53,289 shares issued and outstanding in 2004; and
     49,464 shares issued and outstanding in 2003                                              53                              49
10% Series B Preferred Stock, liquidation preference $43,942 in 2003                            -                          33,431
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2004 and 2003                                                              55,435                          55,435
Additional paid-in capital                                                                578,919                         536,333
Distributions in excess of earnings                                                      (134,075)                       (101,635)
Accumulated other comprehensive income (loss)                                              13,406                        (106,183)
                                                                                    --------------                   -------------
      Total Stockholders' Equity                                                          513,738                         417,430
                                                                                    --------------                   -------------
      Total Liabilities and Stockholders' Equity                                       $3,729,134                      $2,398,846
                                                                                   ==============                   =============
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                                                    Anthracite Capital, Inc.
                                       Consolidated Statements of Operations (Unaudited)
                                             (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                    For the Three Months                   For the Year Ended
                                                                     Ended December 31,                       December 31,
                                                         -----------------------------------------------------------------------
                                                                  2004              2003                  2004            2003
                                                         -----------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                            $31,785            $26,384             $123,860        $98,114
    Commercial mortgage loan pools                                13,606                  -               39,672              -
    Commercial real estate loans                                   7,948              2,828               20,790         10,196
    Residential mortgage-backed securities                         3,171              8,878               18,901         54,504

    Cash and cash equivalents                                        282                126                  638            964

    Other                                                              -                  -                  742              -
                                                         -----------------------------------    --------------------------------
        Total income                                              56,792             38,216              204,603        163,778
                                                         -----------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                            15,978             11,138               58,986         44,226
       Commercial real estate securities                           2,312              1,722                7,398          4,341
       Commercial mortgage loan pools                             12,850                  -               37,527              -
       Commercial real estate loans                                1,185                163                2,148            526
       Residential mortgage-backed securities                      1,858              2,512                7,016         16,072
    Hedging expense                                                2,829              5,539               14,434         18,790
    General and administrative                                     1,306                572                3,427          2,296

    Management fee                                                 2,451              2,070                8,957          9,411
                                                         -----------------------------------    --------------------------------
        Total expenses                                            40,769             23,716              139,893         95,662
                                                         -----------------------------------    --------------------------------

Other gain (loss):
Realized gain (loss)                                              16,327             (8,354)               7,527        (41,633)
Unrealized gain (loss)                                               (90)             7,858               (1,825)        (3,405)
Foreign currency loss                                                (61)                 -                 (187)             -
Hedge ineffectiveness                                                115                881               (1,015)           706

Loss on impairment of assets                                     (26,018)                 -              (26,018)       (32,426)
                                                         -----------------------------------    --------------------------------
       Total other gain (loss)                                    (9,727)               385              (21,518)       (76,758)
                                                         -----------------------------------    --------------------------------

Net income (loss)                                                  6,296             14,885               43,192         (8,642)
                                                         -----------------------------------    --------------------------------

Dividends on preferred stock                                       1,348              2,446                6,916          7,744
Cost to retire preferred stock in excess of
carrying value                                                         -                  -               10,508              -
                                                         -----------------------------------    --------------------------------

Net income (loss) available to Common Stockholders                $4,948            $12,439              $25,768       $(16,386)
                                                         ===================================    ================================


Net Income (Loss) available to Common
Stockholders per share, basic                                      $0.09              $0.25                $0.50        $(0.34)

Net Income (Loss) available to
Common Stockholders per share, diluted                             $0.09              $0.25                $0.50        $(0.34)

Weighted average number of shares outstanding:
    Basic                                                         53,281             49,107               51,767         48,246
    Diluted                                                       53,290             49,118               51,776         48,246

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